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                                  Fund Profile

                                 USAA Value Fund

                                 August 13, 2001



The Fund is a no-load mutual fund offered by USAA Investment Management Company with an objective of long-term growth of capital. USAA will attempt to achieve this objective by investing the Fund's assets primarily in equity securities of companies that are considered to be undervalued.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 1-800-531-8181.

USAA INVESTMENT MANAGEMENT COMPANY MANAGES THIS FUND. FOR EASIER READING, USAA INVESTMENT MANAGEMENT COMPANY WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THIS FUND PROFILE.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is long-term growth of capital. We will attempt to achieve this objective by investing the Fund's assets primarily in equity securities of companies that are considered to be undervalued. The Fund's investment objective may be changed by the Board of Directors without shareholder approval.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

The primary risks of investing in this Fund are stock market risk and the risk of foreign investing.

    * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, regardless of the success or failure of any one company's operations.

    * FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, increased price volatility, uncertain political conditions, and other factors.

As with other mutual funds, losing money is also a risk of investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund emphasizes a "value" style of investing, changes in the financial condition or prospects of specific companies may result in the individual stocks of the companies selected by the Fund to decline in value. This may result in a decline in the value of the Fund as well.

Performance history for this Fund is unavailable because the Fund has not been in existence for one full calendar year.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS
There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's first year of operation and are calculated as a percentage of average net assets (ANA).

          MANAGEMENT     DISTRIBUTION       OTHER         TOTAL ANNUAL
             FEES        (12B-1) FEES      EXPENSES     OPERATING EXPENSES
         -------------------------------------------------------------------
             .75%            None           .89%              1.64%*
                                        (estimated)

------------
   * We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.15% of its ANA and will reimburse the Fund for all expenses in excess of this amount through November 30, 2001. Up to August 3, 2004, we may recover from the Fund amounts reimbursed, subject to certain limitations. With this reimbursement, the Fund's Total Annual Operating Expenses would be as follows:

                             Reimbursement from       Actual Fund
           Total Annual        USAA Investment    Operating Expenses
        Operating Expenses   Management Company   After Reimbursement
       -------------------------------------------------------------------
                1.64%              .49%                 1.15%

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming:

         * 5% annual return
         * the Fund's operating expenses (before any applicable reimbursement) remain the same
         * you redeem all of your shares at the end of the periods shown.

                          1 Year          3 Years
                        ------------------------------
                           $167             $517

WHO IS THE FUND'S INVESTMENT ADVISER?

USAA Investment Management Company (IMCO) serves as the manager of this Fund. We are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Directors.

For our services, the Fund pays us an annual fee. This fee is computed at three-fourths of one percent (.75%) of average net assets.

Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Value Fund Index. The base fee for the Fund will be computed and paid at three-fourths of one percent (.75%) of average net assets. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of its Lipper Index, as referenced above, over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period.

A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The maximum annualized performance adjustment rate is +/-0.06% of the Fund's average net assets over the performance period. The performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

In addition to providing investment management services, we also provide administration, shareholder servicing and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, also provides transfer agency services for the Fund.

Timothy P. Beyer, CFA, portfolio manager of Equity Investments, has managed the Fund since its inception in August 2001. Mr. Beyer has 11 years' investment management experience and has worked for us for one year. Prior to joining us, he worked for Banc of America Capital Management Inc. from December 1988 to August 2000. He earned the Chartered Financial Analyst designation in 1993 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds a BSBA from East Carolina University.

HOW DO I BUY SHARES?

You may complete the enclosed application and return it to us with your check. If you prefer to open your account by exchange or bank wire, simply call us at 1-800-531-8448 for instructions. The minimum initial investment is $3,000 [$2,000 for IRAs] with additional minimum purchases of $50 per transaction, per account.

HOW DO I SELL SHARES?

You may redeem all or a portion of your Fund shares on the Internet, by written request, in person, telephone, fax, or telegram, on any day the net asset value per share is calculated.

HOW ARE DISTRIBUTIONS MADE?

The Fund pays net investment income dividends annually. Ordinarily, any net capital gain distribution will be paid in December. Distributions are automatically reinvested in additional shares unless you specify otherwise. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations. Regardless of the length of time you have held Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

WHAT SERVICES ARE AVAILABLE?

We provide a wide variety of services including:

    * Internet access - usaa.com
    * account information and assistance
    * 24-hour automated telephone services through TouchLine(R)
    * periodic statements and reports
    * automatic investment plans
    * free exchanges among USAA Funds

You will find in-depth information about these services in the INVESTOR'S GUIDE, which will be sent to you upon your initial investment with us. The INVESTOR'S GUIDE will help you get the most out of your USAA mutual fund account and assist you in your role as an investor.

Our customer service representatives are available to assist you, call toll free 1-800-531-8448, Monday through Friday from 6 a.m. to 10 p.m. CT, Saturday from 8:30 a.m. to 5 p.m. CT, and Sunday from 11:30 a.m. to 8 p.m. CT.



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